UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 17, 2011
Date of earliest event reported: May 12, 2011

MediaMind Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34844	52-2266402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
135 West 18th Street, 5th Floor New York, NY 10011
(Address of principal executive offices, including zip code)

(646) 202-1320
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 12, 2011, Joe Girling, VP Global Sales, resigned from all positions with the Company.  The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise. Until the hiring of a replacement all three regional sales VPs will report directly to the Company’s Chief Executive Officer and Mr. Girling would remain available to support a smooth transition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Media Mind Technologies Inc.

By:	/s/ Vered Raviv-Schwarz
Name: Vered Raviv-Schwarz
Title: General Counsel and Corporate Secretary

Date: May 17, 2011